SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 20, 1998



                               ASTA FUNDING, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


          0-26906                                         22-3388607
 (Commission File Number)                    (IRS Employer Identification No.)


              210 Sylvan Avenue, Englewood Cliffs, New Jersey 07632
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 201-567-5648


                                 Not Applicable
          (Former name of former address, if changed since last report)




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Item 2.  Acquisition or Disposition of Assets.


     On May 20, 1998, Asta Funding, Inc. (the "Registrant") purchased 99% of the Class A and Class B bond certificates of the ASTA Grantor Trust 1996-1 at a discount from Greenwich Capital Markets, Inc. The net purchase price for the certificates was $5,544,344.95 including accrued interest. Such funds were made available to the Registrant under its credit facility with BankAmerica. The Registrant currently owns the remaining 1% of the bonds. Simultaneously with this transaction, the Registrant liquidated the ASTA Grantor Trust 1996-1.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  ASTA FUNDING, INC.


                                                  /s/ Gary Stern
                                                  Gary Stern, President


Dated:  May 29, 1998